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                                                                    EXHIBIT 23
                                                                   PAGE 1 OF 1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-Q, into the Company's previously filed Registration Statement File Nos. 33-95292, 33-80527, 333-05575, 333-11597 and 333-22971.

                                        ARTHUR ANDERSEN LLP

Denver, Colorado,
May 12, 1997